united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22756

Advisors Preferred Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

4221 North 203rd Street, Suite 100, Elkhorn, NE 68022

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2734

Date of fiscal year end: 12/31

Date of reporting period: 12/31/19

Item 1. Reports to Stockholders.

The Gold Bullion Strategy
Portfolio

Annual Report

December 31, 2019

1-855-650-QGLD (7453)
www.advisorspreferred.com

Distributed by Ceros Financial Services, Inc.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Portfolio’s shareholder reports from the insurance company that offers your contract will no longer be sent by mail unless you specifically request paper copies from the insurance company or from your financial intermediary. Instead, the shareholder reports will be made available on a website, and the insurance company will notify you by mail each time a report is posted and provide you with a website link to access the report. Instructions for requesting paper copies will be provided by your insurance company.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the insurance company electronically by following the instructions provided by the insurance company.

You may elect to receive all future reports in paper free of charge from the insurance company. You should contact the insurance company if you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all portfolio companies available under your contract at the insurance company.

December 31, 2019

Dear Shareholders,

This Annual Report for The Gold Bullion Strategy Portfolio (“Portfolio”) covers the period from January 1, 2019 to December 31, 2019. Flexible Plan Investments, Ltd. serves as the sub-advisor to The Gold Bullion Strategy Portfolio. During the period, the Portfolio returned 17.99%, compared with a return of 18.03% in the S&P GSCI Gold Index, while the S&P 500 TR Index returned 31.49%. The sub-index of the S&P GSCI provides investors with a reliable and publicly available benchmark tracking the COMEX gold future.

Gold broke out of a trading range early in the year to produce sharp gains starting in late May that continued through the beginning of September. For the remainder of the year, gold pulled back modestly but ended the year on an upward trend. Gold prices were pushed higher due to greater demand driven by investor uncertainty surrounding the global economic outlook and, late in the period, a weakening U.S. Dollar. Domestically, corporate buy-backs and liquidity being supplied by the U.S Federal Reserve continue to bolster equities. Globally, central banks reversed monetary policy to one of easing, resulting in lower interest rates and, in some cases, negative rates. A negative interest rate environment, both nominal and real, has historically been a backdrop for a strong performance for gold.

The Portfolio continues to endeavor to execute its strategy consistently, regardless of the market environment or perceived outlook for gold. As always, the advisor and sub-advisor reiterate the value of gold in portfolios as a diversifier given its historically low correlation to most other asset classes.

The Gold Bullion Strategy Portfolio seeks returns that reflect the daily performance of the price of gold bullion and, as such, is a vehicle for investors to capture potential returns resulting from those movements. To meet its goal, the Portfolio utilizes gold bullion-related futures contracts and exchange-traded funds (ETFs). Additionally, in an effort to reflect the daily performance of the price of gold bullion net of fees, the Portfolio invests in investment-grade fixed income corporate notes and bonds, with an objective of generating interest income to partially offset those fees.

We encourage our investors to maintain a long-term perspective as the market reacts to inevitable challenges and opportunities. As an asset class, gold historically has been uncorrelated with other asset classes and tended to provide a valuable hedge to investor portfolios in times of market volatility or economic and geopolitical uncertainty. We thank you for your confidence in The Gold Bullion Strategy Portfolio and its potential to help you achieve your financial goals.

Best regards,

Jerry Wagner	Catherine Ayers-Rigsby

Flexible Plan Investments, Ltd.	Advisors Preferred

The Gold Bullion Strategy Portfolio
Portfolio Review (Unaudited)
December 31, 2019

The Portfolio’s performance figures* for the periods ended December 31, 2019, as compared to its benchmarks:

		Annualized
				Since Inception
	One Year	Three Year	Five Year	November 1, 2013
The Gold Bullion Strategy Portfolio	17.99%	7.88%	3.29%	0.91%
S&P 500 Total Return Index **	31.49%	15.27%	11.70%	12.64%
S&P GSCI Gold Index***	18.03%	8.97%	4.44%	1.81%

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. Returns greater than 1 year are annualized. The Portfolio’s total annual operating expense ratio including underlying funds, as provided in the Portfolio’s prospectus dated May 1, 2019, was 1.69%. For performance information current to the most recent month-end, please call 1-855-650-7453.

**	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. Investors cannot invest directly in an index.

***	The S&P GSCI Gold Index, a sub-index of the S&P GSCI, provides investors with a reliable and publicly available benchmark tracking the COMEX gold future. The index is designed to be tradable, readily accessible to market participants, and cost efficient to implement. Investors cannot directly invest in an index.

Comparison of the Change in Value of a $10,000 Investment | November 1, 2013 – December 31, 2019

Past performance is not necessarily indicative of future results.

The Portfolio’s holdings as of December 31, 2019 by types of investments are as follows:

Holdings by type of Investment*:	% of Net Assets
Exchange Traded Funds:
Debt Funds	81.5%
Commodity Fund	0.7%
Short-Term Investments	10.2%
Exchange Traded Note	0.4%
Other Assets Less Liabilities	7.2%
100.0%

*	The Holdings by type of Investment detailed do not include derivative exposure.

Please refer to the Consolidated Portfolio of Investments and the Shareholder Letter in this annual report for a detailed listing of the Portfolio’s holdings.

The Gold Bullion Strategy Portfolio
Consolidated Portfolio of Investments
December 31, 2019

Shares		Value
	EXCHANGE TRADED FUNDS - 82.2%
	COMMODITY FUND - 0.7%
663	SPDR Gold Shares (a) *
	TOTAL COMMODITY FUND (Cost - $92,948)	$94,743

	DEBT FUNDS - 81.5%
28,930	Invesco BulletShares 2020 Corporate Bond ETF	615,920
29,000	Invesco BulletShares 2021 Corporate Bond ETF	615,960
28,620	Invesco BulletShares 2022 Corporate Bond ETF	615,616
12,220	Invesco Ultra Short Duration ETF	615,644
12,090	iShares Floating Rate Bond ETF	615,623
5,800	iShares Short Maturity Bond ETF	291,450
11,480	iShares Short-Term Corporate Bond ETF	615,672
5,770	iShares Short-Term National Muni Bond ETF	616,121
6,060	PIMCO Enhanced Short Maturity Active ETF	615,635
12,180	PIMCO Short Term Municipal Bond Active ETF	616,605
20,030	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	615,522
12,540	SPDR Nuveen Bloomberg Barclays Short Term Municipal Bond ETF	615,839
19,970	SPDR Portfolio Short-Term Corporate Bond ETF	615,875
9,630	SPDR SSgA Ultra Short-Term Bond ETF	389,052
34,100	VanEck Vectors AMT-Free Short Municipal Index ETF	606,810
24,330	VanEck Vectors Investment Grade Floating Rate ETF	615,792
24,430	VanEck Vectors Short High-Yield Municipal Index ETF	615,636
8,140	Vanguard Short-Term Bond ETF	656,165
	TOTAL DEBT FUNDS (Cost - $10,556,668)	10,564,937

	TOTAL EXCHANGE TRADED FUNDS (Cost - $10,649,616)	10,659,680

	EXCHANGE TRADED NOTE - 0.4%
359	VelocityShares 3x Long Gold ETN linked to the S&P GSCI Gold Index (a) *
	TOTAL EXCHANGE TRADED NOTE (Cost - $47,973)	50,533

	SHORT-TERM INVESTMENTS - 10.2%
	MONEY MARKET FUNDS - 10.2%
1,119,826	Fidelity Investments Money Market Funds - Government Portfolio - Class I 1.49% (b)	1,119,826
197,225	First American Government Obligations Fund - Class Z 1.47% (a,b)	197,225
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,317,051)	1,317,051

	TOTAL INVESTMENTS - 92.8% (Cost - $12,014,640)	$12,027,264
	OTHER ASSETS LESS LIABILITIES - 7.2%	933,744
	NET ASSETS - 100.0%	$12,961,008

ETF - Exchange Traded Fund

ETN - Exchange Traded Note

*	Non-Income producing investment.

(a)	All or part of this instrument is a holding of GBSP Fund Ltd.

(b)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2019.

	FUTURES CONTRACTS
	OPEN LONG FUTURES CONTRACTS

Number of				Notional Value at	Net Unrealized
Contracts	Issue	Exchange	Expiration	December 31, 2019	Appreciation
84	Gold 100oz Futures (a)	NY Comex	February-20	$12,773,040	$443,510

(a)	All or part of this instrument is a holding of GBSP Fund Ltd.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2019

ASSETS
Investment securities:
At cost	$12,014,640
At value	$12,027,264
Deposit with broker for futures contracts	520,902
Unrealized appreciation on futures contracts	443,510
Receivable for securities sold	290,773
Dividends and interest receivable	7,697
TOTAL ASSETS	13,290,146

LIABILITIES
Payable for portfolio shares repurchased	273,136
Payable for investments purchased	39,774
Investment advisory fees payable	7,714
Distribution (12b-1) fees payable	5,549
Payable to related parties	2,965
TOTAL LIABILITIES	329,138

NET ASSETS	$12,961,008

Composition of Net Assets:
Paid in capital	11,492,526
Accumulated earnings	1,468,482
NET ASSETS	$12,961,008

Net Asset Value Per Share:
Shares:
Net Assets	$12,961,008
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	548,840
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$23.62

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2019

INVESTMENT INCOME
Dividends	$242,766
Interest	19,412
TOTAL INVESTMENT INCOME	262,178

EXPENSES
Investment advisory fees	84,378
Distribution fees	56,232
Administrative services fees	29,853
Miscellaneous expenses	565
TOTAL EXPENSES	171,028

NET INVESTMENT INCOME	91,150

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS
Net realized gain from:
Investments	148,555
Gain distributions from underlying investment companies	473
Futures Contracts	1,102,743
Net Realized Gain on Investments and Futures Contracts	1,251,771

Net change in unrealized appreciation on:
Investments	17,868
Futures Contracts	247,788
Net Change in Unrealized Appreciation on Investments and Futures Contracts	265,656

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS	1,517,427

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,608,577

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$91,150	$28,000
Net realized gain (loss) on investments and futures contracts	1,251,771	(759,189)
Net change in unrealized appreciation on investments and futures contracts	265,656	152,011
Net increase (decrease) in net assets resulting from operations	1,608,577	(579,178)

DISTRIBUTIONS TO SHAREHOLDERS
Total distribution paid	(26,654)	(543,373)
Total distributions to shareholders	(26,654)	(543,373)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	15,632,604	11,515,002
Reinvestment of dividends and distributions	26,654	543,373
Payments for shares redeemed	(9,763,524)	(10,259,166)
Net increase from shares of beneficial interest transactions	5,895,734	1,799,209

NET INCREASE IN NET ASSETS	7,477,657	676,658

NET ASSETS
Beginning of year	5,483,351	4,806,693
End of year	$12,961,008	$5,483,351

SHARE ACTIVITY
Shares Sold	719,823	502,582
Shares Reinvested	1,153	27,388
Shares Redeemed	(445,474)	(461,901)
Net increase in shares of beneficial interest outstanding	275,502	68,069

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Portfolio
Consolidated Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	Year Ended December 31,
	2019		2018	2017	2016	2015

Net asset value, beginning of year	$20.06		$23.42	$21.05	$19.70	$22.48
Income (loss) from investment operations:
Net investment income (loss) (a)	0.18		0.10	(0.02)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	3.43		(1.15)	2.39	1.44 (b)	(2.64)
Total income (loss) from investment operations	3.61		(1.05)	2.37	1.35	(2.78)
Less distributions:
Distributions from net investment income	(0.05)		(2.31)	—	—	—
Net asset value, end of year	$23.62		$20.06	$23.42	$21.05	$19.70
Total return (c)	17.99	% (d)	(4.36)%	11.26%	6.85%	(12.37)%
Net assets, end of year (in 000s)	$12,961		$5,483	$4,807	$5,500	$2,168
Ratios/Supplemental Data:
Ratio of net expenses to average net assets (e)	1.52%		1.52%	1.52%	1.54%	1.61%
Ratios of net investment income (loss) to average net assets (e,f)	0.82%		0.45%	(0.08)%	(0.38)%	(0.65)%
Portfolio turnover rate	163%		253%	271%	430%	457%

(a)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.

(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the consolidated Statement of Operations due to share transactions for the period.

(c)	Total returns assume reinvestments of all distributions.

(d)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Portfolio invests.

(f)	Recognition of net investment income (loss) by the Portfolio is affected by the timing and declaration of dividends by the underlying investment companies in which the Portfolio invests.

The accompanying notes are an integral part of these consolidated financial statements.

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2019

1.	ORGANIZATION

The Gold Bullion Strategy Portfolio (the “Portfolio”) is a diversified series of shares of Advisors Preferred Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on August 15, 2012 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Portfolio currently offers shares at net asset value. The Portfolio seeks returns that reflect the performance of the price of gold bullion. The Portfolio commenced operations on November 1, 2013.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its consolidated financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946, Financial Services – Investment Companies including FASB Accounting Standard Update (“ASU”) 2013-08.

Securities Valuation – Portfolio securities will be valued each day at the last quoted sales price on each security’s primary exchange, and securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations were readily available and not subject to restrictions against resale will be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean of the current bid and ask price on the primary exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ price. Futures and future options are valued at 4:00 p.m. Eastern Time or, in the absence of a settled price, at the last bid price on the day of valuation. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at the time of purchase, may be valued at amortized cost.

GBSP Fund Limited (“GBSP Fund Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Portfolio that can invest in gold bullion-related exchange traded funds (“ETFs”), exchange traded notes (“ETNs”), physical gold bullion and derivatives. See “Consolidation of Subsidiaries” for additional information.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2019 for the Portfolio’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Funds	$10,659,680	$—	$—	$10,659,680
Exchange Traded Note	50,533	—	—	50,533
Short-Term Investments	1,317,051	—	—	1,317,051
Total Investments	$12,027,264	$—	$—	$12,027,264
Derivatives:
Futures Contracts	$443,510	$—	$—	$443,510

*	Refer to the Consolidated Portfolio of Investments for sector classifications.

The Portfolio did not hold any Level 2 or Level 3 securities during the current period.

Consolidation of Subsidiaries – The consolidated financial statements of the Portfolio include the accounts of GBSP Fund Ltd., a wholly-owned controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Portfolio may invest up to 25% of its total assets in GBSP Fund Ltd., which acts as an investment vehicle in order to affect certain investments consistent with the Portfolio’s investment objectives and policies. The subsidiary commenced operations on November 15, 2013 and is an exempted Cayman Islands company with limited liability.

A summary of the Portfolio’s investment in GBSP Fund Ltd. is as follows:

		GBSP Fund Ltd. Net
	Inception Date of	Assets at	% Of Net Assets at
	GBSP Fund Ltd.	December 31, 2019	December 31, 2019
GBSP Fund Ltd.	11/15/2013	$1,278,952	9.87%

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

Principal Investment Risk – As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio’s net asset value and performance. The following risks apply to the Portfolio through its direct investments as well as indirectly through investments in Underlying Funds and the subsidiary (GBSP Fund Ltd.).

General Market Risk. The risk that the value of the Portfolio’s shares will fluctuate based on the performance of the Portfolio’s investments and other factors affecting the commodities and/or securities market generally.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are typically a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and typically represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

domestic or foreign market index. The Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile.

Mutual Fund and ETN Risk: Mutual funds and exchange traded notes (“ETNs”) are subject to investment advisory or management and other expenses, which will be indirectly paid by the Portfolio. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks. ETNs may not provide an effective substitute for gold bullion because changes in derivative prices held by these instruments may not track those of the underlying gold bullion.

Futures Contracts – The Portfolio is subject to commodity risk in the normal course of pursuing its investment objective. The Portfolio may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Portfolio’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Portfolio recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Portfolio’s basis in the contract. If the Portfolio was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Portfolio would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Portfolio segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Portfolio because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the normal course of business, the Portfolio purchases and sells various financial instruments, which may result in risks, the amount of which is not apparent from the consolidated financial statements.

Derivatives Risk: Futures are subject to inherent leverage that may magnify Portfolio losses. These derivatives may not provide an effective substitute for Gold bullion because changes in derivative prices may not track those of the underlying Gold bullion. Also, over-the-counter forwards are subject to counterparty default risk.

Gold Risk: The price of Gold may be volatile and Gold bullion-related ETFs, ETNs and derivatives may be highly sensitive to the price of Gold. The price of Gold bullion can be significantly affected by international monetary and political developments such as currency devaluation or revaluation, central bank movements, economic and social conditions within a country, transactional or trade imbalances, or trade or currency restrictions between countries. Physical Gold bullion has sales commission, storage, insurance and auditing expenses.

Dividends and Distributions to Shareholders – Dividends from net investment income and distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal Income Tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed. The Portfolio identifies its major tax jurisdictions as U.S. Federal, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

The Portfolio recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Portfolio did not incur any interest or penalties.

For tax purposes, GBSP Fund Ltd. is an exempted Cayman Islands investment company. GBSP Fund Ltd. has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, GBSP Fund Ltd. is a Controlled Foreign Corporation and as such is not subject to U.S. income tax. However, a portion of GBSP Fund Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio (or fund) are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2019, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $21,506,711 and $15,518,383 respectively.

4.	OFFSETTING OF FINANCIAL ASSETS AND DERIVATIVE ASSETS

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The Portfolio’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on futures contracts. During the year ended December 31, 2019, the Portfolio was subject to a master netting arrangement. The following table shows additional information regarding the offsetting of assets and liabilities at December 31, 2019.

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

Gross Amounts Not Offset in the
Consolidated Statement of Assets &
Assets:				Liabilities
		Gross Amounts	Net Amounts of
		Offset in the	Assets Presented in
		Consolidated	the Consolidated
	Gross Amounts of	Statement of Assets	Statement of Assets	Financial	Cash Collateral
Description	Recognized Assets	& Liabilities	& Liabilities	Instruments	Received	Net Amount
Futures Contracts	$443,510	$—	$443,510	$—	$—	$443,510
Total	$443,510	$—	$443,510	$—	$—	$443,510

The Portfolio and GBSP Fund Ltd. use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with the derivative instruments, see Note 2.

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Assets and Liabilities as of December 31, 2019:

Derivative Investment Type	Location on the Consolidated Statement of Assets and Liabilities
Futures Contracts	Unrealized appreciation on futures contracts

At December 31, 2019, the fair value of derivative instruments was as follows:

Asset Derivatives

Derivative Investment Type	Commodity Risk	Total at December 31, 2019
Futures Contracts	$443,510	$443,510

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Operations for the year ended December 31, 2019:

Derivative Investment Type	Location of Gain/Loss on Derivative
Futures Contracts	Net realized gain from futures contracts
Net change in unrealized appreciation on futures contracts

The following is a summary of the Portfolio’s realized gain (loss) and unrealized appreciation/(depreciation) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the year ended December 31, 2019:

Realized gain on derivatives recognized in the Consolidated Statement of Operations

Derivative Investment Type	Commodity Risk	Total for the Year Ended December 31, 2019
Futures Contracts	$1,102,743	$1,102,743

Changes in unrealized appreciation on derivatives recognized in the Consolidated Statement of Operations

Derivative Investment Type	Commodity Risk	Total for the Year Ended December 31, 2019
Futures Contracts	$247,788	$247,788

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

The derivative instruments outstanding as of December 31, 2019 as disclosed in the Consolidated Portfolio of Investments and in the Notes to Consolidated Financial Statements and the amounts of realized and changes in unrealized gains and losses on futures contracts during the period as disclosed in the Consolidated Statement of Operations serve as indicators of the volume of derivative activity for the Portfolio.

5.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Advisors Preferred LLC (“Advisor”), serves as investment adviser to the Portfolio. The Advisor has engaged Flexible Plan Investments, Ltd. (the “Sub-Advisor”) to serve as the sub-advisor to the Portfolio. Sub-Advisor expenses are the responsibility of the Advisor.

Pursuant to an advisory agreement with the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Portfolio’s average daily net assets. Pursuant to the advisory agreement, the Advisor earned $84,378 in advisory fees for the year ended December 31, 2019.

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agent services to the Portfolio as shown in the consolidated Statement of Operations under Administrative services fees. Under the terms of the Portfolio’s agreement with GFS, GFS pays for certain operating expenses of the Portfolio. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolio for serving in such capacities.

In addition, certain affiliates of GFS provide services to the Portfolio as follows:

Blu Giant, LLC (“Blu Giant”), Blu Giant, an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Portfolio. These expenses are the responsibility of GFS.

Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of GFS and its affiliated companies including Blu Giant (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly distribution and service fee is calculated by the Portfolio at an annual rate of up to 0.75% of its average daily net assets and is paid to Ceros Financial Services, Inc. (“Ceros”), an affiliate of the Advisor, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of accounts, not otherwise required to be provided by the Advisor. Currently, the Portfolio is incurring 0.50%. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred. For the year ended December 31, 2019, pursuant to the Plan, distribution fees were $56,232, paid by the Portfolio.

Each Trustee who is not an “interested person” of the Trust or Advisor was compensated at an annual rate of $30,000, as well as reimbursement for any reasonable expenses incurred attending the meetings, paid quarterly. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust. Interested Trustees of the Trust are also officers or employees of the Advisor and its affiliates. Trustees fees were not borne by the Portfolio, but by the Advisor.

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

During the year ended December 31, 2019, Ceros, a registered broker/dealer and an affiliate of the Advisor and principal underwriter of the Portfolio, executed trades on behalf of the Portfolio and received $8,583 in trade commissions.

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Portfolio creates presumption of control of the Portfolio under Section 2(a)(9) of the 1940 Act. As of December 31, 2019, Jefferson National Life Insurance Co. held 100.0% of the voting securities of shares.

7.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by the Portfolio for federal income tax purposes excluding futures, and its respective gross unrealized appreciation and depreciation at December 31, 2019, were as follows:

	Gross Unrealized	Gross Unrealized	Net Unrealized
Tax Cost	Appreciation	(Depreciation)	Appreciation
$12,037,286	$927,864	$(937,886)	$(10,022)

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2019 and December 31, 2018 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2019	December 31, 2018
Ordinary Income	$26,654	$543,373
	$26,654	$543,373

As of December 31, 2019, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$1,478,504	$—	$—	$—	$—	$(10,022)	$1,468,482

The difference between book basis and tax basis unrealized appreciation/depreciation and accumulated net realized loss is primarily attributable to the tax deferral of losses on wash sales.

At December 31, 2019, the Portfolio utilized capital loss carryforwards of $62,909 to offset current year net realized capital gains.

Permanent book and tax differences, primarily attributable to adjustments for the Portfolio’s holding in GBSP Ltd, resulted in reclassifications for the year ended December 31, 2019 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(4)	$4

The Gold Bullion Strategy Portfolio
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Continued)
December 31, 2019

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Consolidated Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Gold Bullion Strategy Portfolio and
Board of Trustees of Advisors Preferred Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, of The Gold Bullion Strategy Portfolio (the “Portfolio”), a series of Advisors Preferred Trust, as of December 31, 2019, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the consolidated financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Advisors Preferred, LLC since 2012.

COHEN & COMPANY, LTD.
Chicago, Illinois
February 13, 2020

C O H E N  &  C O M P A N Y ,  L T D .

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

The Gold Bullion Strategy Portfolio
EXPENSE EXAMPLE (Unaudited)
December 31, 2019

As a shareholder of The Gold Bullion Strategy Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in The Gold Bullion Strategy Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

Table 1. Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Table 2. Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on The Gold Bullion Strategy Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Table 1
	Annualized	Beginning	Ending	Expenses Paid During
Actual	Expense	Account	Account	Period *
Expenses	Ratio	7/1/2019	12/31/2019	7/1/2019-12/31/2019
The Gold Bullion Strategy Portfolio	1.52%	$1,000.00	$1,066.70	$7.94

Table 2
	Annualized	Beginning	Ending	Expenses Paid During
Hypothetical	Expense	Account	Account	Period *
(5% return before expenses)	Ratio	7/1/2019	12/31/2019	7/1/2019-12/31/2019
The Gold Bullion Strategy Portfolio	1.52%	$1,000.00	$1,017.52	$7.75

*	Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the numbers of days in the fiscal year (365).

Renewal of the Investment Advisory and Sub-Advisory Agreements for The Gold Bullion Strategy Portfolio (and its subsidiary), and Approval of the new Investment Advisory and Sub-Advisory Agreements and Interim Investment Advisory and Sub-Advisory Agreements for The Gold Bullion Strategy Portfolio (and subsidiary)

At an in person meeting held on March 28, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal of the investment advisory and sub-advisory agreements for The Gold Bullion Strategy Portfolio (and its subsidiary), and the approval of the new investment advisory and sub-advisory agreements and interim investment advisory and sub-advisory agreements for The Gold Bullion Strategy Portfolio (and subsidiary) (together “Advisory Agreements” and “Sub-Advisory Agreements”). The Advisory Agreements are between Advisors Preferred, LLC (the “Adviser”) and Advisors Preferred Trust (the “Trust”) with respect to The Gold Bullion Strategy Portfolio, and between the Adviser and GBSP Fund Limited (the subsidiary). The Sub-Advisory Agreements are between the Adviser and Flexible Plan Investments, Ltd. (the “Sub-Adviser” or “FPI”) with respect to The Gold Bullion Strategy Portfolio (“Gold Portfolio”) and GBSP Fund Limited (the subsidiary). The consideration of the new agreements was in anticipation of a change in control of the Adviser.

In connection with the Board’s consideration of the New Advisory Agreements and New Sub-Advisory Agreements, the Adviser and Sub-Adviser provided the Board in advance of the Meeting with written materials, which included information regarding: (a) a description of the investment management personnel of the Adviser and Sub-Adviser; (b) the Adviser’s and Sub-Adviser’s operations and the Adviser’s financial condition; (c) the Adviser’s proposed brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees proposed to be charged compared with the fees charged to comparable mutual funds or accounts; (e) the Gold Portfolio’s anticipated level of profitability from the Adviser’s and Sub-Adviser’s fund-related operations; (g) the Adviser’s and Sub-Adviser’s compliance policies and procedures; and (h) information regarding the performance of the Gold Portfolio as compared to respective benchmarks and Morningstar categories. The Board’s deliberations are presented contemporaneously given the overlapping considerations, paralleled issues and conclusions drawn by the Board.

Nature, Extent and Quality of Services. With respect to the nature, extent and quality of services provided, the Trustees reviewed the Adviser’s and the Sub-Adviser’s Form ADVs, a description of the manner in which investment decisions are made for the Gold Portfolio and its subsidiary by the Sub-Adviser, a description of the services provided by the Adviser and those services provided by the Sub-Adviser, a review of the experience of professional personnel performing services, including the team of individuals that primarily monitor and execute the investment and administration processes, respectively, and a certification from each of the Adviser and Sub-Adviser certifying that each has adopted a Code of Ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b).

The Board also discussed the Adviser’s compliance program with the Chief Compliance Officer (“CCO”) of the Trust. The Board noted that the CCO of the Trust continued to represent that the Adviser’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by the Adviser to the Gold Portfolio and its subsidiary appears to be satisfactory.

In reaching their conclusions, the Trustees considered that the Adviser generally provides management and operational oversight of the Sub-Adviser. They also considered that the Adviser continues to provide numerous high-quality services to the Gold Portfolio and its subsidiary and Sub-Adviser, including the ongoing monitoring and evaluation of the performance, various administrative services, trade execution, and extensive compliance review and assistance. The Trustees also considered that the Adviser has not reported any material compliance or regulatory matters. The Board reviewed the financial resources of the Adviser, including the additional capital and the expertise of the proposed new owners. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreements and that the nature, overall quality and extent of the management services provided by the Adviser to the Gold Portfolio and its subsidiary were satisfactory and reliable.

With respect to the Sub-Adviser, the Trustees considered the experience and performance of the Sub-Adviser’s portfolio management team, research staff, and compliance program. The Board considered that the Sub-Adviser employs a continuous investment program on behalf of the Gold Portfolio and its subsidiary and uses the Funds as part of investment strategies and portfolios it offers to its clients as part of a wrap fee advisory arrangement or to other clients via separate accounts, as well as to the public. The Trustees reviewed the financial resources of the Sub-Adviser. The Board also considered the Sub-Adviser’s practices with respect to monitoring compliance; and found that the Sub-Adviser has devoted appropriate resources to compliance. The Trustees recognized the strength of their relationship with key personnel and familiarity with the operations of FPI. The Trustees appreciated the proactive models and strategies which enhance performance. The Trustees noted that the loss of one portfolio manager had minimal effect due to the quick replacement with a seasoned individual. The Board concluded that FPI had sufficient quality and depth of personnel, financial resources, investment methods and compliance policies and procedures essential to performing its duties under the Sub-Advisory Agreements and that the nature, overall quality and extent of the management services provided by FPI were satisfactory and reliable.

Performance. The Board considered that the Adviser generally delegates its day-to-day investment decisions to the Sub-Adviser and therefore does not directly control the performance of the Gold Portfolio and its subsidiary. The Board considered the Adviser’s other responsibilities under the Advisory Agreement, including with respect to trade oversight, reviewing daily positions and balance reports for the Gold Portfolio, obtaining derivative agreements and reporting to the Board, and concluded that the Adviser appears to be adequately monitoring the Sub-Adviser’s adherence to the Gold Portfolio’s and its subsidiary’s investment objectives and appears to be carrying out its functions appropriately.

With respect to the performance results from the Sub-Adviser’s daily management and investment strategies, the Board considered the updated performance of the Gold Portfolio compared to its primary benchmark and Morningstar category for various periods provided by the Adviser. The Trustees also reviewed the Sub-Adviser’s strategy and explanations for over/under performance. The Board noted the Gold Portfolio slightly underperformed the benchmark S&P GSCI Gold Index by 1.55% in the 12 months ending December 31, 2018 and by 1.34% for the three-year period. They also noted it outperformed the Morningstar Commodity category by 7.16% for the 12 month period and 3.55% for the three- year period.

Fees and Expenses. As to the costs of the services rendered by each of the Adviser and Sub-Adviser, the Trustees considered the updated comparison of the level of advisory fees and total operating expenses charged related to the Gold Portfolio as compared to funds in the Gold Portfolio’s Morningstar Category. The Trustees noted that the Adviser does not advise any investment vehicle with investment objectives and strategies substantially similar to the Gold Portfolio except for The Gold Bullion Strategy Fund, which has identical advisory fees; and considered that the Sub-Adviser charged higher fees to client accounts with investment mandates similar to those of the Gold Portfolio. With respect to the Gold Portfolio, the 0.75% management fee, was below the average of the Morningstar Commodity category. The total expense ratio of the Gold Portfolio of 1.72% was within the range of the Morningstar Commodity category for similar classes. The Board concluded that the management fee and overall expenses charged by the Gold Portfolio was not unreasonable. They further noted that the fees were not excessive and aligned with comparable funds. The Board also considered the allocation of the responsibilities as between the Adviser and Sub-Adviser, noting that the Sub-Adviser is responsible for the management of the investment portfolio and the Adviser provides oversight and support services to the Sub-Adviser as well as trade execution. The Trustees reviewed the fees payable to each of the Adviser and Sub-Adviser, considered the allocation of the advisory fee and the portion retained by the Adviser. The Trustees further noted that the Adviser will retain between 0.20% and 0.25% of the gross advisory fee for its services, with the portion of the management fee retained by the Adviser decreasing slightly as the assets increase. The Board concluded that the allocation of the advisory fee as between the Adviser and Sub-Adviser and the portion retained by the Adviser was not unreasonable in relation to the services rendered by the Adviser and Sub-Adviser, respectively.

Profitability. The Board considered the current profitability of each of the Adviser and Sub-Adviser, respectively, and whether profits, if any, are reasonable in light of the services provided to the Gold Portfolio and its subsidiary. The Board considered that at current asset levels and after payment of sub-advisory fees to FPI, the Advisor operates at a loss and operates at a loss after including the totality of services. For the Sub-Adviser, the Board considered that with respect to sub-advisory services, it operated at a loss. The Board concluded that the Adviser’s and Sub-Adviser’s level of profitability from each Fund was not excessive.

Economies of Scale. The Board considered whether the Adviser and Sub-Adviser would realize economies of scale with respect to their management of the Gold Portfolio and its subsidiary. The Adviser stated they believe economies of scale will not be reached until assets reach a potential minimum of $300 to $500 million, and economies of scale would be revisited when assets reach those levels.

Conclusion. Having requested and received such information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each of the Advisory Agreements and the Sub-Advisory Agreements, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that approval for an additional one-year period of the existing investment advisory and sub-advisory agreements was in the best interests of the Gold Portfolio and its subsidiary and their current and future shareholders. They further determined that approval of the new and interim advisory agreements and interim sub-advisory agreements was also in the best interest of the Gold Portfolio and its subsidiary and current and future shareholders. In considering the Advisory Agreements and the Sub-Advisory Agreements, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in the totality of surrounding circumstances.

Approval of the Revision to the Sub-Advisory Agreement for The Gold Bullion Strategy Portfolio (the “Portfolio”)

At an in person meeting held on August 20, 2019 (the “Meeting”), the Board of Trustees (the “Board”) of Advisors Preferred Trust (the “Trust”), including a majority of Trustees who are not “interested persons” (the “Independent Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the approval of a non-material revision to the sub-advisory agreement between Advisors Preferred LLC (the “Adviser”) and Flexible Plan Investments, Ltd. (“Flex” or the “Sub-Adviser”)with respect to the Portfolio. The Trustees began by reviewing a memo from counsel regarding their duties in approving advisory and sub-advisory agreements as included in Board materials with a focus on profitability. The Trustees recollected and adopted their prior deliberations when they renewed existing Advisory and Sub-Advisory Agreements and approved of the new Advisory Agreement and Sub-Advisory Agreements for the Portfolio on March 28, 2019.

The Trustees discussed the proposed shifts in breakpoints and fees for the split of advisory fees to be paid by the Adviser to Flex, the sub-adviser for the Portfolio. The Trustees reviewed memorandums provided by the Adviser and Flex regarding the new arrangements for the Portfolio relating to the fee splits between the Adviser and Flex. The Trustees concluded that the proposed shifts in the fee split are non-material to the Sub-Advisory Agreements approved on March 28, 2019.

The Adviser reported that after negotiations with Flex, the revised agreements reflect a slight increase in fees paid to Flex. The Adviser presented a memo that represented that there have been no material changes in the 15(c) responses since last provided to the Board during the March 28, 2019 meeting with respect to the Portfolio. Furthermore, the memo represented that the Adviser’s profitability with respect to the Portfolio’s advisory agreement would have remained unprofitable had the new fee split been in place and that the Adviser’s slight profitability with respect to the Portfolio based on the totality of the Adviser’s relationship with the Portfolio, would have been unprofitable had the new fee split been in place. The Trustees noted that excessive profitability does not appear to be an issue under either the current or proposed fee split with Flex. Next, the Trustees reviewed a memo from Flex that represented that there have been no material changes in the 15(c) responses since last provided to the Board during the March 28, 2019 meeting with respect to the Portfolio. Furthermore, the memo represented that its profitability with respect to the Portfolio’s sub-advisory agreement would have remained unprofitable had the new fee split been in place and that the same relationships as to profitability with respect to the totality of the Sub-Adviser’s relationship with the Portfolio, would have been similar to those of the current sub-advisory agreement. That is, the Portfolio either would have remained unprofitable or would have only slightly increased the modest profit for the Sub-Adviser. The Trustees noted that excessive profitability does not appear to be an issue under either the current or proposed fee split with the Adviser.

Next, the Trustees reviewed the proposed splits for the Sub-Advisory Agreement with Flex to be effective September 1, 2019, for the Portfolio below:

Portfolio’s Advisory Fee 0.75%

Name of Fund
The Gold Bullion Strategy Portfolio

Proposed Split

Adviser	Sub-Adviser	Asset Range
0.200%	0.550%	Up to $300 mil
0.175%	0.575%	$300-$400 mil
0.150%	0.600%	$400-$600 mil
0.100%	0.650%	Over $600 mil

Having requested and received updated information from each of the Adviser and Sub-Adviser as the Board believed to be reasonably necessary to evaluate the proposed revised terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board,including a majority of the Independent Trustees, determined that approval was in the best interests of each of the Portfolio and its current and future shareholders. In considering the Sub-Advisory Agreement each Trustee did not identify any one factor as all important, but rather considered these factors collectively in light of the Portfolio’s surrounding circumstances.

The Gold Bullion Strategy Portfolio
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2019

Independent Trustees

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address [1] and Year of Birth	Position(s) Held with the Trust	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held by Trustee
Charles R. Ranson Born: 1947	Trustee	Indefinite, since November 2012	Principal, Ranson & Associates (strategic analysis and planning, including risk assessment and capital formation for entrepreneurial ventures), (Since 2003); Partner, GR Group (business consulting firm) (since 2012)	16	Northern Lights Fund Trust IV (Since July 2015)
Felix Rivera Born: 1963	Trustee	Indefinite, since November 2012	Managing Partner, Independent Channel Advisors, LLC (investment advisory consultancy), (since January 2011)	16	Centerstone Investors Trust (since 2016)
David Feldman Born: 1963	Trustee	Indefinite, Since September 2017	Independent Consultant (since January 2015). Head of Intermediary Sales, Baron Capital Inc. (February 2010 to December 2014)	16	None

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

[2]	The “Fund Complex” consists of the series of the Trust.

AP 12/31/19 v2

The Gold Bullion Strategy Portfolio
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
December 31, 2019

Interested Trustees and Officers

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the 1940 Act, and each officer of the Trust.

Name, Address [1] and Year of Birth	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Catherine Ayers- Rigsby Born: 1948	Trustee, Chairperson, President	Indefinite; since November 2012	President & CEO, Advisors Preferred, LLC (since June 2011); President and CEO, Ceros Financial Services, Inc. .(broker/dealer) (since August 2009) ; President, Atcap Partners, LLC ,(since July 2011)	16	None
Brian S. Humphrey Born: 1972	Trustee	Indefinite; since November 2012	Managing Director, Ceros Financial Services, Inc (since January 2011);	16	None
Christine Casares Born: 1975	Treasurer	Indefinite; since May 2019	Vice President, Tax Administration, Gemini Fund Services, LLC (since February 2016); Assistant Vice President, Tax Administration (January 2014 – January 2016)	N/A	N/A
R. Michael Fox Born: 1950	Chief Compliance Officer	Indefinite; since December 2016	CCO and CFO of Advisors Preferred, LLC (since January 2013); CCO AtCap Partners (since 2013); CFO and CRO of Ceros Financial Services, Inc. (since February 2012); CCO of Foothill Securities, Inc. (November 2015 –December 2016) and CCO and CFO Grail Partners, LLC (August 2016-February 2017)	N/A	N/A
Richard Malinowski Born: 1983	Secretary	Indefinite; Since November 2012	Senior Vice President Legal Administration, Gemini Fund Services, LLC (since February 2017); Vice President and Counsel (April 2016 – 2017) and AVP and Staff Attorney (September 2012 – March 2016	N/A	N/A

[1]	Unless otherwise specified, the address of each Trustee and officer is c/o Advisors Preferred Trust, 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474

[2]	The “Fund Complex” consists of the series of the Trust.

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge by calling toll- free 1-855-650-7453.

AP 12/31/19 v2

PRIVACY NOTICE

Rev. May 2014

FACTS	WHAT DOES ADVISORS PREFERRED TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

	■	Social Security number	■	Purchase History

	■	Assets	■	Account Balances

	■	Retirement Assets	■	Account Transactions

	■	Transaction History	■	Wire Transfer Instructions

	■	Checking Account Information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Advisors Preferred Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Advisors Preferred Trust share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-866-862-9686

Who we are
Who is providing this notice?	Advisors Preferred Trust
What we do
How does Advisors Preferred Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Advisors Preferred Trust collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tells us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ Advisors Preferred Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Advisors Preferred Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-747-9555 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-650-7453.

INVESTMENT ADVISOR
Advisors Preferred LLC
1445 Research Blvd., Suite 530
Rockville, MD 20850

SUB-ADVISOR
Flexible Plan Investments, Ltd.
3883 Telegraph Road, Suite 100
Bloomfield Hills, MI 48302

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Felix Rivera is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rivera is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2019 - $13,500

2018 - $13,500

(b)	Audit-Related Fees

2019 – N/A

2018 – N/A

(c)	Tax Fees

2019 - $3,000

2018 - $3,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2019 - N/A

2018 - N/A

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

 2019   2018

Audit-Related Fees:        0.00% 0.00%

Tax Fees:        0.00% 0.00%

All Other Fees:       0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2019 – $3,000

2018 - $3,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advisors Preferred Trust

By (Signature and Title)

/s/ Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/3/20

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Catherine Ayers-Rigsby

Catherine Ayer-Rigsby, President/Principal Executive Officer

Date 3/3/20

By (Signature and Title)

/s/ Christine Casares

Christine Casares, Treasurer/Principal Financial Officer

Date 3/3/20